UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934.

Filed by the Registrant	[ x ]

Filed by Party other than the Registrant	[ ]

[ x ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PRINTING COMPONENTS, INC.
 (Exact name of Registrant as specified in its charter.)

Commission File number 000-53183

Payment of Filing Fee (Check the appropriate box):
[ x ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

PRINTING COMPONENTS, INC.
2795 Barton Street, East
Unit 5
Hamilton, Ontario, Canada L8E 2J8
(905) 578-3232

November 3, 2009

To Our Stockholders:

On behalf of the Board of Directors and management of Printing Components, Inc., I cordially invite you to attend a Special Meeting of Printing Components’s stockholders to be held on Monday, November 30, 2009, at 10:00 a.m., local time, at New York New York Hotel & Casino 3790 Las Vegas Blvd. South, Las Vegas, Nevada 89109 conference room Park Terrace (please check in at front desk).

The matter to be considered at the meeting is an amendment to the Company's Articles of Incorporation ("Articles of Incorporation") to change the name our name to Diamond Technologies Inc.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the pre-addressed return envelope provided or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

Sincerely,

_________________________________
Vince Leitao, President

PRINTING COMPONENTS, INC.
2795 Barton Street, East
Unit 5
Hamilton, Ontario, Canada L8E 2J8
(905) 578-3232

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

November 30, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Printing Components, Inc.  (the Company) will be held on Monday, November 30, 2009, at 10:00 a.m., local time, at New York New York Hotel & Casino 3790 Las Vegas Blvd. South, Las Vegas, Nevada 89109 conference room Park Terrace (please check in at front desk), for the purpose of considering and acting upon the following proposal:

An amendment to the Company's Articles of Incorporation to change the name of the Company from Printing Components, Inc. to Diamond Technologies, Inc.

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on November 9, 2009, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By Order of the Board of Directors
______________________________
Vince Leitao, President

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the pre-addressed return envelope enclosed, or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

PRINTING COMPONENTS, INC.
2795 Barton Street, East
Unit 5
Hamilton, Ontario, Canada L8E 2J8
(905) 578-3232

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD ON NOVEMBER 30, 2009

GENERAL INFORMATION

Information About the Special Meeting

The Special Meeting will be held on Monday, November 30, 2009, at 10:00 a.m., local time, at  New York New York Hotel & Casino 3790 Las Vegas Blvd. South, Las Vegas, Nevada 89109 conference room Park Terrace (please check in at front desk).

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Printing Components’s Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Printing Components Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting us at (905) 578-3232. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about November 9, 2009, we began mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on November 9, 2009.

Matters to be Voted on at the Special Meeting

An amendment of our Articles of Incorporation to change the name of the Company to Diamond Technologies Inc.

The Board recommends that you vote FOR the name change.

Information About Voting

      Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card promptly using the pre-addressed return envelope to 2795 Barton Street, East, Hamilton, Ontario L8E 2J8 or give your proxy by scanning and emailing it to info@printingcomponents.com or faxing it to the accounting firm of Pettinelli, Mastroluisi LLP attention Tony Deluca at 905-522-6574.   If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendment.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to us prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each one of Printing Components’s shares of Common Stock is entitled to one vote. As of the record date, November 9, 2009, there were 16,721,502 shares of Common Stock outstanding. There were no shares of Printing Components Preferred Stock outstanding. A majority of the outstanding shares of Common Stock must approve of the proposal in order for it to pass.

Information Regarding Tabulation of the Vote

Printing Components will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by a majority of the outstanding shares of Common Stock outstanding will be required to approve the amendment to change the name of the Company to Diamond Technologies Inc.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of October 28, 2009, there were approximately 37 holders of record of outstanding shares of Common Stock (excluding beneficial owners in “street names”).

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Printing Components in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to Printing Components.

Costs of Proxy Solicitation

Printing Components will pay all the costs of soliciting these proxies except for the costs of returning your proxy card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Printing Components. Printing Components will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

INFORMATION ABOUT PRINTING COMPONENTS’S COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of his/her shares and possesses sole voting and dispositive power with respect to the shares.

Name and Address Beneficial Owner [1]	Number of Shares Owned	Percentage of Ownership
Vince Leitao 150 Regent Street Richmond Hill, Ontario Canada	0	0.00%
Mary Kricfalusi 186 Maurice Drive Oakville, Ontario Canada L6K 2W9	6,000,000	34.48%
Vinod Gandhi 924 Mohawk Road West Hamilton, Ontario Canada L9C 6Z3	119,700	0.72%
All Officers and Directors as a Group (3 persons)	6,119,700	35.20%
Herb Adams 22 Daffodil Cresent Ancaster, Ontario Canada L9K 1A3	6,000,000	34.48%
John Dow 261 Penn Drive Burlington, Ontario Canada L7N 2B9	3,000,000	17.24%

[1]
The persons named above may be deemed to be a "parent" and "promoter" of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his/its direct and indirect stock holdings. Mr. Leitao, Ms. Kricfalusi and Mr. Gandhi are our only “promoters.”

THE PROPOSAL

CHANGE THE NAME OF THE COMPANY TO DIAMOND TECHNOLOGIES, INC.

The Board of Directors has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to change the name of the Company to Diamond Technologies, Inc.  The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders.

Reason for the Proposal

We anticipate changing our business from selling printing equipment, media, display stands and consumables such as inks, ink cartridges to the development of medical related information technology.

We believe that Diamond Technologies, Inc. will alert the public that our new business is unrelated to the printing business and more reflective of our anticipated new business of medical related information technology.  There is no assurance however that we will change our business purpose in the future.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment.

The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to change the name of the Company to Diamond Technologies Inc.

By order of the Board of Directors

November 9, 2009	Vince Leitao, President

SPECIAL MEETING OF STOCKHOLDERS OF
 PRINTING COMPONENTS, INC.

November 30, 2009

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED RETURN ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. ALTERNATIVELY, YOU MAY SCAN AND EMAIL IT TO info@printingcomponents.com OR FAX IT TO THE ACCOUNTING FIRM OF PETTINELLI, MASTROLUISI LLP ATTENTION TONY DELUCA AT 905-522-6574.

THE PROPOSAL

Amend the Company’s Articles of Incorporation to change its name to Diamond Technologies Inc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date	Signature of Joint Stockholder	Date

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.